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                                                                    EXHIBIT 31.1

                            SECTION 302 CERTIFICATION

I, Mark T. Hammond certify that:

1) I have reviewed this quarterly report on Form 10-Q of Flagstar Bancorp, Inc.;

2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4) Our other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of our disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date");

     c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date; and

     d) disclosed in this report any changes in our internal controls over financial reporting that occurred during our most recent quarter that has materially affected, or is reasonably likely to materially effect, our internal control over financial reporting.

5) The Company's other certifying officer and I have disclosed, based on our most recent evaluation, to our external auditors and the audit committee of our board of directors:

     a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect our ability to record, process, summarize, and report financial data; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls over financial reporting.




     Date:  August 12, 2003                /s/ Mark T. Hammond
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                                           Signature
                                           President and Chief Executive Officer
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                                           Title